SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2005

DIME COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27782	11-3297463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Havemeyer Street, Brooklyn, New York 11211
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:    (718) 782-6200

None
(Former name or former address, if changed since last report)

Item 7.         Financial Statements and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Description
99.1	Press Release reporting results of operations for the quarter ended December 31, 2004.

99.2	Text of management conference call discussing earnings for the quarter ended December 31, 2004.

Item 9.                                   Regulation FD Disclosure.

This information, furnished under "Item 9. Regulation FD Disclosure," is also intended to be furnished under "Item 12. Results of Operations and Financial Condition," in accordance with SEC Release No. 33-8216.

On January 25, 2005, Dime Community Bancshares, Inc. (the “Company”) issued a press release reporting its results of operations for the quarter ended December 31, 2004. This news release is attached as Exhibit 99.1.

On January 26, 2005, management conducted a conference call discussing its financial results for the quarter ended December 31, 2004. A copy of the text of this conference call is attached as Exhibit 99.2.

The text of both the press release and conference call provides certain information that may be considered non-GAAP financial information. These items include cash earnings, tangible stockholders' equity and all related calculations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIME COMMUNITY BANCSHARES, INC.

/s/ KENNETH J. MAHON
By: ___________________________________________
Kenneth J. Mahon
Executive Vice President and Chief Financial Officer

Dated:    January 26, 2005